UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 21, 2007

NATIONAL TAX CREDIT INVESTORS II

(Exact name of Registrant as specified in its charter)

            California

        0-20610

  95-1017959

(State or other jurisdiction

(Commission

     (I.R.S. Employer

     of incorporation)

File Number)

  Identification Number)

55 Beattie Place

Post Office Box 1089

Greenville, South Carolina 29602

(Address of principal executive offices)

(864) 239-1000

(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events

National Tax Credit Investors II, a California limited partnership (the “Partnership”), has a 99% limited partnership interest in Huntsville Properties Limited Partnership, a Georgia limited partnership (“Huntsville”). On November 21, 2007, Huntsville entered into a purchase and sale contract with a third party, The Embassy Group, LLC, a New York limited liability company (“Embassy”), for the sale of its sole investment property, located in Madison, Alabama, which consists of 204 units, for a sales price of $10,250,000. The Partnership’s consent is a condition to the closing of the transaction. The Partnership is currently reviewing the transaction and expects to provide its consent prior to closing, which is scheduled for December 21, 2007. The Partnership’s investment balance in Huntsville was zero at September 30, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL TAX CREDIT INVESTORS II

By:

National Partnership Investments Corp.

General Partner

By:

/s/Stephen B. Waters

Stephen B. Waters

Vice President

  Date: November 27, 2007